Inventories	12 Months Ended
Dec. 31, 2015
Inventory Disclosure [Abstract]
Inventories
Inventories
Inventories consist of the following:

As of December 31	2014	2015
(in thousands)	EUR	EUR

Raw materials	456,685	468,749
Work-in-process	1,477,041	1,481,387
Finished products	927,493	1,038,610

Inventories, gross	2,861,219	2,988,746
Allowance for obsolescence and/or lower market value	(311,382)	(415,016)
Inventories, net	2,549,837	2,573,730

The increase in finished products 2015 compared to 2014 is mainly caused by two NXE:3350B systems under installation at our customer.
A summary of activity in the allowance for obsolescence and/or lower market value is as follows:

Year ended December 31	2014	2015
(in thousands)	EUR	EUR

Balance at beginning of year	(261,598)	(311,382)
Addition for the year	(162,821)	(211,801)
Effect of changes in exchange rates	(8,848)	(10,451)
Utilization of the provision	121,885	118,618
Balance at end of year	(311,382)	(415,016)

In 2015, the addition for the year is recorded in cost of sales EUR 206.7 million and in R&D costs EUR 5.1 million (2014: cost of sales EUR 146.3 million and R&D costs EUR 16.5 million, 2013: cost of sales EUR 155.4 million and R&D costs EUR 9.5 million). The 2015 addition for the year mainly related to inventory items which became obsolete due to technological developments and design changes.
Utilization of the provision mainly relates to the scrapping of obsolete inventories.